Exhibit 10.22

THIS DOCUMENT HAS BEEN REDACTED. CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE THAT YOU TREAT AS PRIVATE, PROPRIETARY, OR CONFIDENTIAL AND IS OTHERWISE SENSITIVE TO THE CONDUCT OF BUSINESS.